SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 9, 2014

ALCO STORES, INC.

(Exact name of registrant as specified in its charter)

Kansas	0-20269	48-0201080
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

751 Freeport Parkway, Coppell, Texas 75019

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (469) 322-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement

On June 9, 2014, ALCO Stores, Inc. (the “Company”) entered into an Amended and Restated Rights Agreement (the “Restated Rights Agreement”) with Computershare Trust Company, N.A. (the “Rights Agent”), which amends and restates the Rights Agreement, dated as of May 3, 2013, and as amended as of July 25, 2013 and May 7, 2014 (the “Original Rights Agreement”) by and between the Company and Rights Agent. The Restated Rights Agreement (i) removes changes to the Rights Agreement adopted in a prior amendment exclusively for the purposes of the unconsummated transaction with an affiliate of Argonne Capital Group, LLC, (ii) consolidates changes in prior amendments to the Original Rights Agreement and (iii) provides that the Rights Agreement will terminate pursuant to its terms unless it is approved by the Company’s stockholders at the upcoming Annual Meeting of Stockholders, or approved by the Company’s stockholders at a later date prior to September 30, 2014.

The expiration date of the Restated Rights Agreement is now the earlier to occur of September 30, 2014, if and only if the Rights Agreement has not been approved by the Company’s stockholders at the upcoming Annual Meeting of Stockholders, or June 9, 2017, if and only if the Rights Agreement has been approved by the Company’s stockholders at the upcoming Annual Meeting of Stockholders, unless such date is extended or unless the Rights are earlier redeemed or exchanged by the Company.

The foregoing description of the Restated Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Restated Rights Agreement, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 3.03                                           Material Modification to Rights of Security Holders

The information included under Item 1.01 above is incorporated into this Item 3.03 by reference.

Item 8.01                                           Other Events.

On June 9, 2014, the Company issued a press release announcing the Restated Rights Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

4.1	Amended and Restated Rights Agreement, dated as of June 9, 2014, by and between ALCO Stores, Inc. and Computershare Trust Company, N.A.

99.1	Press release, dated June 9, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCO STORES, INC.

Date: June 9, 2014	By:	/s/ Richard E. Wilson
Richard E. Wilson
President and
Chief Executive Officer

EXHIBIT INDEX

4.1	Amended and Restated Rights Agreement, dated as of June 9, 2014, by and between ALCO Stores, Inc. and Computershare Trust Company, N.A.

99.1	Press release, dated June 9, 2014.